Exhibit 99.1

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

)
In the Matter of	)
	)	SUPERVISORY
	)	PROMPT CORRECTIVE
AMERICAN PATRIOT BANK	)	ACTION DIRECTIVE
GREENEVILLE, TENNESSEE	)
	)	FDIC-10-472PCAS
)
(INSURED STATE NONMEMBER BANK))
)

The Federal Deposit Insurance Corporation (“FDIC”) has determined that American Patriot Bank, Greeneville, Tennessee (“Bank”), is a Significantly Undercapitalized depository institution, as that term is defined in section 38(b)(1)(D) of the Federal Deposit Insurance Corporation Act (“Act”), 12 U.S.C. § 1831o(b)(1)(D), and section 325.103(b)(4) of the FDIC Rules and Regulations, 12 C.F.R. § 325.103(b)(4). Based on the March 22, 2010 Joint Regulatory Examination (“Examination”), the Bank’s total risk-based capital ratio is 5.69%, Tier 1 risk-based capital ratio is 4.41%, and Tier 1 leverage ratio is 3.17%. The terms “leverage ratio,” “Tier 1 capital,” “total assets,” and “total risk-based capital ratio” shall have the same meanings as in sections 325.2(m), (v), (x) and (y) of the FDIC Rules and Regulations, 12 C.F.R. §§ 325.2(m), (v), (x) and (y).

Pursuant to correspondence dated July 21, 2010, the FDIC notified the Bank of its Significantly Undercapitalized capital category and issued a NOTICE OF INTENT TO ISSUE A SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE (“NOTICE”) against the Bank. The Bank failed to file a response to the NOTICE pursuant to the provisions of section 308.201(c) of the FDIC’s Rules of Practice and Procedure, 12 C.F.R. § 308.201(c). Accordingly, the FDIC hereby issues this SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE (“DIRECTIVE”) pursuant to the provisions of section 38 of the Act, 12 U.S.C. § 1831o and section 308.201(e) of the FDIC’s Rules of Practice and Procedure, 12 C.F.R. § 308.201(e).

SUPERVISORY PROMPT CORRECTIVE ACTION DIRECTIVE

1.           IT IS DIRECTED that, on or before August 31, 2010, the Bank shall submit an acceptable capital restoration plan to the Regional Director of the Dallas Regional Office (“Regional Director”), in accordance with section 38(e)(2) of the Act, 12 U.S.C. § 1831o(e)(2). The Bank’s capital restoration plan shall meet the requirements of section 325.104 of the FDIC Rules and Regulations, 12 C.F.R. § 325.104, and expressly provide, among other things, that at a minimum the Bank shall restore and maintain its capital to the level of Adequately Capitalized as defined in section 38(b)(1)(B) of the Act, 12 U.S.C. § 1831o(b)(1)(B), and section 325.103(b)(2) of the FDIC Rules and Regulations, 12 C.F.R. § 325.103(b)(2).

2.           IT IS FURTHER DIRECTED that:

(a)           Any increase in Tier 1 capital necessary to meet the requirements of this DIRECTIVE may be accomplished by the following:

(i)	the sale of common stock; or

(ii)	the sale of noncumulative perpetual preferred stock; or

(iii)	the direct contribution of cash by the board of directors and/or shareholders of the Bank; or

(iv)	any other means acceptable to the Regional Director.

(b)           Any increase in Tier 1 capital necessary to meet the requirements of this DIRECTIVE may not be accomplished through a deduction from the Bank’s allowance for loan and lease losses.

(c)           If all or part of the increase in Tier 1 capital required under this DIRECTIVE involves an offering, other than an offering deemed not to be a public securities offering, pursuant to 17 C.F.R. § 230.506 or as hereafter amended, of the Bank’s securities (including a distribution limited only to the Bank’s existing shareholders), the Bank shall prepare detailed offering materials fully describing the securities being offered, including an accurate description of the financial condition of the Bank and of this DIRECTIVE, as well as the circumstances giving rise to the offering and any other material disclosures necessary to comply with the Federal securities laws. Prior to the sale of the securities and in any event, not less than 20 days prior to the dissemination of materials used in the sale of the securities, the materials shall be submitted to the FDIC Accounting and Securities Disclosure Section, Room 6066, 550 17th Street, N.W., Washington, D.C. 20429, for review. Any changes requested in the materials by the FDIC shall be made prior to their dissemination. In addition, any terms and conditions of the issue of new securities shall be submitted to the Regional Director for prior approval.

(d)           In complying with the provisions of this DIRECTIVE, the Bank shall provide to any subscriber and/or purchaser of Bank stock written notice of any planned or existing development or other change, which is materially different from what was disclosed in connection with the sale of Bank securities. The written notice required by this paragraph shall be furnished within 10 days from the date such material development or change was planned or occurred, whichever is earlier, to every purchaser and/or subscriber of Bank stock who received or was tendered the information contained in the Bank’s original offering materials.

3.           IT IS FURTHER DIRECTED that, in the event the Bank does not increase its Tier 1 capital in accordance with the requirements of Paragraph 1 of this DIRECTIVE, pursuant to section 38(f)(2)(A) of the Act, 12 U.S.C. § 1831o(f)(2)(A), and section 11(c)(5) of the Act, 12 U.S.C. § 1821(c)(5), the Bank shall immediately take any necessary action to result in the Bank’s:

(a)           acquisition by another depository institution holding company; or

(b)           merger with another insured depository institution.

4.           IT IS FURTHER DIRECTED that the Bank shall comply with all prompt corrective action provisions mandated by section 38 of the Act, 12 U.S.C. § 1831o, including but not limited to the following:

(a)           Restriction on capital distributions pursuant to section 38(d)(1) of the Act, 12 U.S.C. § 1831o(d)(1), as “capital distribution” is defined in section 38(b)(2)(B) of the Act, 12 U.S.C. § 1831o(b)(2)(B);

(b)           Restriction on payment of management fees pursuant to section 38(d)(2) of the Act, 12 U.S.C. § 1831o(d)(2), as “management fee” is defined in section 325.2(n) of the FDIC’s Rules and Regulations, 12 C.F.R. § 325.2(n);

(c)           Restriction on asset growth pursuant to section 38(e)(3) of the Act, 12 U.S.C. § 1831o(e)(3);

(d)           Requisite prior approval by the FDIC, pursuant to section 38(e)(4) of the Act, 12 U.S.C. § 1831o(e)(4), before the Bank directly or indirectly:

(i)	acquires any interest in any company or insured depository institution;

(ii)	establishes or acquires any additional branch office; or

(iii)	engages in any new line of business;

(e)           Subject to FDIC approval, employ qualified senior executive officers pursuant to section 38(f)(2)(F) of the Act, 12 U.S.C. § 1831o(f)(2)(F);

(f)           Prohibition on paying all board of director and committee fees pursuant to section 38(f)(2)(J) of the Act, 12 U.S.C. § 1831o(f)(2)(J);

(g)           Requisite prior written approval by the FDIC before compensation is paid to senior executive officers pursuant to section 38(f)(4) of the Act, 12 U.S.C. § 1831o(f)(4); and

(h)           Requisite prior written approval by the FDIC before paying excessive compensation or bonuses pursuant to section 38(i)(2)(F) of the Act, 12 U.S.C. § 1831o(i)(2)(F).

5.           IT IS FURTHER DIRECTED that, during the period this DIRECTIVE is in effect, the Bank shall strictly comply with section 23A of the Federal Reserve Act as if the exemption in subsection (d)(1) of that section (exempting transactions with certain affiliated institutions) did not apply pursuant to section 38(f)(2)(B) of the Act, 12 U.S.C. § 1831o(f)(2)(B).

6.           IT IS FURTHER DIRECTED that:

(a)           During the period this DIRECTIVE is in effect, the Bank shall not accept, renew, or rollover any brokered deposits as defined in section 337.6(a)(2) of the FDIC Rules and Regulations, 12 C.F.R. § 337.6(a)(2), pursuant to the provisions of section 337.6(b)(3)(i), 12 C.F.R. § 337.6(b)(3)(i); and

(b)           During the period this DIRECTIVE is in effect, the Bank shall restrict the interest rates the Bank pays on deposits to comply with the interest rate restrictions in section 337.6(b)(3)(ii) and (4) of the FDIC Rules and Regulations, 12 C.F.R. § 337.6(b)(3)(ii) and (4).

7.           IT IS FURTHER DIRECTED that the provisions of this DIRECTIVE shall remain effective and enforceable until the Bank has been adequately capitalized on average for four consecutive calendar quarters, except to the extent that any provision has been modified, terminated, suspended or set aside by the FDIC.

8.           IT IS FURTHER DIRECTED that by the 15th day of the month following the issuance of this DIRECTIVE and by the 15th day of every month thereafter, the Bank shall provide written reports to the Regional Director specifically detailing the extent of the Bank’s compliance with this DIRECTIVE and further specifically detailing the required corrective actions being taken by the Bank to secure full compliance with this DIRECTIVE.

9.           IT IS FURTHER DIRECTED that, after the effective date of this DIRECTIVE, the Bank shall send to its shareholders a description of this DIRECTIVE:

(a)           In conjunction with the Bank’s next shareholder communication, and also

(b)           In conjunction with its notice or proxy statement preceding the Bank’s next shareholder meeting.

(c)           The description shall fully describe this DIRECTIVE in all material respects. The description and any accompanying communication, statement, or notice shall be sent to the FDIC, Accounting and Securities Disclosure Section, Room 6066, 550 17th Street, N.W., Washington, D.C. 20429, for review at least 20 days prior to dissemination to shareholders. Any changes requested to be made by the FDIC shall be made prior to dissemination of the description, communication, notice or statement.

10.           IT IS FURTHER DIRECTED that this DIRECTIVE shall become effective immediately upon its issuance by the FDIC.

11.           Each provision of this DIRECTIVE shall be binding upon the Bank, its directors, officers, employees, agents, successors, assigns, and other institution-affiliated parties of the Bank
Pursuant to delegated authority.

Dated at Dallas, Texas, this 17th day of August, 2010.

/s/ Joseph A. Mead for Kristie K. Elmquist
Kristie K. Elmquist
Acting Regional Director
Division of Supervision and
Consumer Protection